Proposed Business Combination	12 Months Ended
Jun. 30, 2023
Proposed Business Combination
Proposed Business Combination

23.Proposed Business Combination

Vast, together with AgCentral Energy and NETC entered into a BCA on February 14, 2023, to enact a merger, where Vast will issue 3,000,000 ordinary shares in Vast Solar Pty Ltd to the initial ordinary shareholders of NETC and one ordinary share for each share of Class A common stock of NETC, after giving effect to any redemptions by NETC public stockholders. Under the terms of the BCA, Vast will also assume the outstanding warrants of NETC. In addition, Vast may issue up to 2,799,999 ordinary shares to eligible Vast shareholders and up to 3,900,000 ordinary shares to one of the initial ordinary shareholders of NETC, Nabors Energy Transition Sponsor LLC, in each case upon the occurrence of specified events. In exchange, Vast will acquire all ordinary shares on issue by NETC, making it a wholly owned subsidiary of Vast. This transaction will result in Vast becoming a listed entity on the NASDAQ Stock Market LLC. Vast intends to enter into various agreements as part of a SPAC and associated de-SPAC process. Further, upon de-SPAC, the minimum cash balance net of uncapped transaction costs available with the Company should exceed $50 million and AgCentral Energy will discharge and release all financier security granted by Vast in respect of the loan from shareholder and convertible note issued to AgCentral Energy (Parent entity and Noteholder).

Concurrently with the signing of the BCA, Nabors Lux and AgCentral Energy have each agreed to subscribe for and purchase up to $5.0 million (or $10.0 million in aggregate principal amount) of Senior Secured Convertible Notes from Vast in a private placement to be funded in accordance with the Notes Subscription Agreement. On February 15 and June 27, 2023, Nabors Lux funded its $5.0 million of commitment under the Notes Subscription Agreement. On April 13, 2023, AgCentral Energy funded $2.5 of its $5.0 million commitment under the Notes Subscription Agreement. Nabors Lux and AgCentral Energy also entered into an Equity Subscription Agreement, pursuant to which they agreed to commit up to $15.0 million each (or $30.0 million in aggregate) (in each case, reduced dollar for dollar by the proceeds received from Nabors Lux and AgCentral Energy, as applicable, pursuant to the Notes Subscription Agreement), in a private placement for Vast common shares upon completion of the BCA. Vast may also enter into additional agreements with third parties, for private placements of additional shares or convertible notes(the PIPE financing).

On September 18, 2023, Vast entered into a Subscription Agreement with Canberra Airport Group through which, subject to completion of the BCA, Vast would issue 490,179 Vast ordinary shares for a subscription amount of $5 million and a further maximum of 490,197 Vast ordinary shares for a subscription amount of $5 million (less $1 for each of $3 of additional investments), securing $10 million of the total financing required under the BCA.